UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 28, 2020

FIRST FINANCIAL BANKSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Texas	0-7674	75-0944023
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Pine Street, Abilene, Texas 79601

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)	On April 28, 2020, the virtual annual meeting of shareholders of the Company was held in Abilene, Texas.

(b)	The following is a summary of the matters voted on at the annual meeting:

(1)	The following directors were elected at the annual meeting to hold office until the 2021 annual meeting of shareholders, and the respective number of votes cast for and withheld are as follows:

	Votes	Votes
Director	For	Withheld
April Anthony	101,534,813	155,788
Vianei Lopez Braun	101,253,496	437,105
Tucker S. Bridwell	99,835,888	1,854,713
David Copeland	100,441,584	1,249,017
Mike Denny	101,467,212	223,389
F. Scott Dueser	100,389,441	1,301,160
Murray Edwards	100,612,624	1,077,977
Tim Lancaster	100,640,271	1,050,330
Kade L. Matthews	101,304,517	386,084
Robert Nickles, Jr.	101,520,360	170,241
Johnny E. Trotter	100,401,143	1,289,458

There were 23,131,863 broker non-votes.

(2)	The shareholders voted to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020 by a vote of 122,984,351 for, 1,619,099 against and 219,014 abstained. There were no broker non-votes.

(3)	The shareholders approved the following resolution:

“RESOLVED, that the shareholders of First Financial Bankshares, Inc. hereby approve on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K to the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis compensation tables and narrative discussion,”

by a vote of 98,337,818 for, 2,048,152 against and 1,304,631 abstained. There were 23,131,863 broker non-votes.

ITEM 7.01	REGULATION FD DISCLOSURE

Attached as exhibit 99.1 to this Form 8-K is the press release dated April 28, 2020 announcing the results of the Annual Meeting of Shareholders of the Company.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated April 28, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC.
(Registrant)

DATE: April 28, 2020	By:	/S/ F. Scott Dueser
F. SCOTT DUESER
President and Chief Executive Officer